MERRILL LYNCH
ASSET INCOME
FUND, INC.








FUND LOGO








Annual Report

December 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863















This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Asset Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ASSET INCOME FUND, INC.

Worldwide
Investments as of
December 31, 1996


Percent Breakdown of
Stocks & Fixed-Income            Percent of
Securities by Country            Net Assets++

United States*                     79.3%
Denmark                             5.3
Sweden                              3.8
Germany                             3.6
United Kingdom                      3.0
Italy                               2.8
Japan                               1.9
France                              0.8
Brazil                              0.7
Mexico                              0.7
Canada                              0.6
Switzerland                         0.4
Argentina                           0.4
Hong Kong                           0.3
Spain                               0.2
Finland                             0.2
Philippines                         0.2
Indonesia                           0.1
Netherlands                         0.1
Norway                              0.1
South Korea                         0.0

[FN]
 *Includes investments in short-term securities.
++Percent of net assets may not total 100%.


Ten Largest Industries          Percent of
(Equity Investments)            Net Assets

Telecommunications                  1.9%
Banking                             1.8
Chemicals                           1.5
Electronics                         1.3
Computer Services & Software        1.3
Pharmaceuticals                     1.2
Insurance                           1.1
Retail Stores                       1.0
Aerospace                           1.0
Beverages                           0.8


                        Country    Percent
Ten Largest Holdings      of       of Net
(Equity Investments)    Origin     Assets

FMC Corporation     United States   0.5%
American Express
 Company            United States   0.4
Corning, Inc.       United States   0.4
Schlumberger Ltd.   United States   0.4
Lear Corporation    United States   0.4
Spieker Properties,
 Inc.               United States   0.4
Airtouch Communi-
 cations, Inc.      United States   0.4
Merck &Co., Inc.    United States   0.4
Carnival Corp.
 (Class A)          United States   0.4
Bank of New York
 Co., Inc.          United States   0.4




Important Tax
Information
(unaudited)


Of the net investment income distributions paid monthly by Merrill Lynch Asset Income Fund, Inc. during the fiscal year ended December 31, 1996, 5.43% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.270013 per share to shareholders of record on December 18, 1996.

Please retain this information for your records.



DEAR SHAREHOLDER


A relatively benign economic environment created the backdrop for strong US stock and bond markets in 1996. Although expectations of an overheating economy sparked inflationary concerns at mid-year, business activity subsequently subsided back to a more moderate pace. As a result, equity and bond prices rebounded in the latter half of the year. Positive investor sentiment was further reinforced when the Federal Reserve Board kept monetary policy unchanged. The results of the US election were well-received by investors, and further enhanced the already positive investment outlook.

Highlighting the economic results as 1996 drew to a close were reports of a decline in the trade deficit in October and stronger industrial production. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

Fiscal Year In Review
As of December 31, 1996, the asset allocation for Merrill Lynch
Asset Income Fund, Inc. was: US bonds, 51% of net assets; foreign bonds, 15%; US stocks, 18%; foreign stocks, 10%; and cash reserves, 6%.

The Fund's US equity performance was driven by strong gains in both the financial and technology sectors. Specifically, the Fund recorded good performance in companies such as Citicorp, American Express Company, International Business Machines Corp., cisco Systems, Inc. and BMC Software, Inc. The foreign equity markets were mixed during 1996. However, the Fund benefited from overweighted positions and strong performances in Europe, Latin America and Canada. In addition, we believe underweightings in Japan and Asia also added value.

The average duration of the fixed-income portion of the portfolio was changed significantly during 1996. We shortened the average duration considerably during the first quarter of 1996 in response to stronger-than-expected economic growth. Performance was enhanced greatly as we extended the Fund's duration in August in expectation of a slowing in the US economy from the lofty growth level of the second quarter. At December 31, 1996, the Fund held an average duration of five years in the US bond sector. US bonds rallied significantly from August through December before year-end profit-taking and early signs of stronger fourth quarter US growth prospects materialized. Positions in foreign bonds, primarily in European core and higher-yielding markets, also benefitted returns during the year. The holdings enhanced performance as the march toward the European Monetary Union in Europe contributed to tighter fiscal policies and easier monetary policies. This policy mix allowed European bonds to greatly outperform US bonds during 1996, despite the considerable appreciation of the US dollar relative to the European currencies. Active currency hedging with respect to both our foreign bond and foreign equity holdings served to shield the Fund from potentially damaging currency losses. As we enter 1997, we expect to maintain our maximum allowable holdings in foreign securities (25%) as detailed in the Fund's prospectus.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Thomas R. Robinson)
Thomas R. Robinson
Vice President and Senior
Portfolio Manager







(Joel Heymsfeld)
Joel Heymsfeld
Portfolio Manager


February 12, 1997



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results
                                                                                     12 Month     3 Month
                                                 12/30/96    9/30/96   12/31/95      % Change     % Change
Class A Shares*                                   $10.53     $10.57     $10.62       +1.70%(1)    +2.18%(1)
Class B Shares*                                    10.53      10.58      10.62       +1.70%(1)    +2.08(1)
Class C Shares*                                    10.53      10.58      10.62       +1.70%(1)    +2.08(1)
Class D Shares*                                    10.53      10.58      10.62       +1.70%(1)    +2.08(1)
Class A Shares-Total Return*                                                         +7.11%(2)    +3.77(3)
Class B Shares-Total Return*                                                         +6.31%(4)    +3.48(5)
Class C Shares-Total Return*                                                         +6.25%(6)    +3.46(7)
Class D Shares-Total Return*                                                         +6.84%(8)    +3.61(9)
Class A Shares-Standardized 30-day Yield            4.63%
Class B Shares-Standardized 30-day Yield            4.06%
Class C Shares-Standardized 30-day Yield            3.98%
Class D Shares-Standardized 30-day Yield            4.37%

  *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.270 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.549 per share ordinary income dividends and $0.270 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.178 per share ordinary income dividends and $0.270 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.470 per share ordinary income dividends and $0.270 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.156 per share ordinary income dividends and $0.270 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.464 per share ordinary income dividends and $0.270 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.154 per share ordinary income dividends and $0.270 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.522 per share ordinary income dividends and $0.270 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.171 per share ordinary income dividends and $0.270 per share capital gains distributions.


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to the growth of an investment in the ML BOAO Index and the Composite Index. Beginning and ending values are:

                                      9/02/94**       12/96

ML Asset Income Fund, Inc.++--
Class A Shares*                       $ 9,600        $11,904

ML Asset Income Fund, Inc.++--
Class B Shares*                       $10,000        $11,986

ML BOAO Index++++                     $10,000        $12,136

Composite Index++++++                 $10,000        $12,873


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the ML BOAO Index and the Composite Index. Beginning and ending values are:

                                     10/21/94**       12/96

ML Asset Income Fund, Inc.++--
Class C Shares*                       $10,000        $12,245

ML Asset Income Fund, Inc.++--
Class D Shares*                       $ 9,600        $11,898

ML BOAO Index++++                     $10,000        $12,347

Composite Index++++++                 $10,000        $13,022


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Asset Income Fund, Inc. invests in a portfolio of US and foreign debt, equity and money market securities.
  ++++This unmanaged Index is comprised of investment grade bonds. ++++++The Composite Index consists of: 5%--3-month US Treasury
      Bills; 75%--ML Bond Index: BOAO--Corporate & Government Master; and 20%--Standard & Poor's 500.

      Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/30/96                        +7.11%         +2.82%
Inception (9/02/94) through 12/30/96       +9.68          +7.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/30/96                        +6.31%         +2.34%
Inception (9/02/94) through 12/30/96       +8.86          +8.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/30/96                        +6.25%         +5.26%
Inception (10/21/94) through 12/30/96      +9.67          +9.67

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/30/96                       + 6.84%         +2.57%
Inception (10/21/94) through 12/30/96     +10.27          +8.24

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                     Shares                                                                 Value   Percent of
COUNTRY      Industries               Held                 Common Stocks                     Cost         (Note 1a) Net Assets
Argentina    Banking                   794    Banco Frances del Rio de la Plata
                                              S.A. (ADR)*                               $    18,594      $    21,821    0.2%
             Oil & Gas Producers     1,200    Yacimientos Petroliferos Fiscales
                                              S.A. (Class D)(ADR)*                           25,283           30,300    0.2

                                              Total Common Stocks in Argentina               43,877           52,121    0.4


Brazil       Beverages              45,000    Companhia Cervejaria Brahma S.A.
                                              PN (Preferred)                                 25,807           24,603    0.2

             Oil & Related         230,000    Petroleo Brasileiro S.A.--Petrobras
                                              (Preferred)                                    27,101           36,640    0.3
             Telecommunications        400    Telecomunicacoes Brasileiras S.A.--
                                              Telebras (ADR)*                                21,165           30,600    0.2

                                              Total Common Stocks in Brazil                  74,073           91,843    0.7


Canada       Automobile Parts          500    Magna International Inc. (Class A)             22,929           27,875    0.2

             Mining                    280    Potash Corp. of Saskatchewan, Inc.             17,625           23,800    0.2

             Multi-Industry          1,000    Canadian Pacific, Ltd.                         17,418           26,500    0.2

                                              Total Common Stocks in Canada                  57,972           78,175    0.6


Finland      Telecommunications        500    Nokia Corp. (ADR)*                             17,218           28,813    0.2
             Equipment
                                              Total Common Stocks in Finland                 17,218           28,813    0.2


France       Iron & Steel            1,900    Usinor-Sacilor S.A.                            29,039           27,650    0.2

             Reinsurance               700    Scor S.A.                                      26,665           24,624    0.2

             Semiconductor Capital     400  ++SGS-Thompson Microelectronics N.V.
             Equipment                        (NY Registered Shares)                         15,040           28,000    0.2

             Tires & Rubber            600    Michelin (C.G.D.E.)(Class B)                   26,463           32,394    0.2

                                              Total Common Stocks in France                  97,207          112,668    0.8

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                     Shares                                                                Value    Percent of
COUNTRY      Industries               Held                 Common Stocks                    Cost         (Note 1a)  Net Assets
Germany      Chemicals                  75  ++Henkel KGaA                               $     3,334      $     3,598    0.0%
                                       675  ++Henkel KGaA (Preferred)                        28,688           33,915    0.3
                                                                                        -----------      -----------  ------
                                                                                             32,022           37,513    0.3

             Electronics               500    Siemens AG                                     22,176           23,562    0.2

             Footwear                  100  ++Puma AG                                         3,247            3,393    0.0

             Machinery &                70    Mannesmann AG                                  19,573           30,348    0.2
             Equipment

                                              Total Common Stocks in Germany                 77,018           94,816    0.7


Hong Kong    Banking                 1,200    HSBC Holdings PLC                              18,562           25,679    0.2

             Telecommunications      1,200    Hong Kong Telecommunications,
                                              Ltd. (ADR)*                                    21,418           19,500    0.1

                                              Total Common Stocks in Hong Kong               39,980           45,179    0.3


Indonesia    Telecommunications        720    P.T. Indonesian Satellite Corp.
                                              (ADR)*                                         26,205           19,710    0.1

                                              Total Common Stocks in Indonesia               26,205           19,710    0.1


Italy        Telecommunications      8,500    Societa Finanziara Telefonica
                                              S.p.A. (STET)                                  24,838           38,630    0.3

                                              Total Common Stocks in Italy                   24,838           38,630    0.3


Japan        Building &              3,000    Maeda Corp.                                    31,463           22,202    0.2
             Construction            4,000    Okumura Corp.                                  35,729           24,318    0.2
                                                                                        -----------      -----------  ------
                                                                                             67,192           46,520    0.4

             Capital Goods           3,000    Mitsubishi Heavy Industries, Inc.              24,018           23,834    0.2

             Electrical Equipment    3,000    Mitsubishi Electric Co.                        21,636           17,876    0.1

             Electronics             1,000    Canon, Inc.                                    19,005           22,107    0.2
                                     1,000    Matsushita Electric Industrial
                                              Co., Ltd.                                      16,152           16,321    0.1
                                                                                        -----------      -----------  ------
                                                                                             35,157           38,428    0.3

             Financial Services      1,000    Nomura Securities Co., Ltd.                    22,237           15,026    0.1

             Insurance               2,000    Tokio Marine & Fire Insurance
                                              Co., Ltd.                                      24,908           18,826    0.1

             Pharmaceuticals         1,000    Eisai Co., Ltd.                                17,650           19,689    0.1

             Textiles                3,000    Toray Industries Ltd.                          19,082           18,523    0.1

             Tires & Rubber          2,000    Bridgestone Corporation                        34,483           37,997    0.3

             Warehouse & Storage     3,000    Mitsui-Soko Co., Ltd.                          25,215           19,611    0.2

                                              Total Common Stocks in Japan                  291,578          256,330    1.9


Mexico       Beverages                 700    Panamerican Beverages, Inc.
                                              (Class A)                                      28,172           32,813    0.2

             Financial Services         29    Grupo Financiero Inbursa, S.A. de
                                              C.V. (ADR)*                                       588              493    0.0

             Multi-Industry          2,100    Grupo Carso, S.A. de C.V. (ADR)*               33,457           21,788    0.2

             Paper Products            700    Kimberly-Clark de Mexico, S.A. de
                                              C.V. (ADR)*                                    26,338           26,775    0.2

             Telecommunications      2,100  ++Carso Global Telecom, S.A. de
                                              C.V. (ADR)*                                     9,975            9,450    0.1

                                              Total Common Stocks in Mexico                  98,530           91,319    0.7


Netherlands  Banking                   300    ABN AMRO Holding N.V.                          16,900           19,537    0.1

                                              Total Common Stocks in the
                                              Netherlands                                    16,900           19,537    0.1


Norway       Cruise Lines            3,000    Color Line ASA                                 11,280           13,966    0.1

                                              Total Common Stocks in Norway                  11,280           13,966    0.1

Philippines  Beverages               6,250    San Miguel Corp. (Class B)                     20,578           27,609    0.2

                                              Total Common Stocks in the
                                              Philippines                                    20,578           27,609    0.2


South Korea  Engineering &             700  ++Hyundai Engineering & Construction
             Construction                     Co., Ltd. (GDR)**++++++                         9,121            4,375    0.0

                                              Total Common Stocks in South Korea              9,121            4,375    0.0


Spain        Energy & Petroleum        900    Repsol S.A. (ADR)*                             31,784           34,313    0.2

                                              Total Common Stocks in Spain                   31,784           34,313    0.2


Sweden       Banking                 1,200    Sparbanken Sverige AB (Class A)                15,094           20,602    0.2

             Investment              2,300    Bure Investment AB                             19,273           27,337    0.2
             Management

                                              Total Common Stocks in Sweden                  34,367           47,939    0.4


Switzerland  Electrical Equipment       25    BBC Brown Boveri & Cie (Bearer)                22,679           31,091    0.2

             Pharmaceuticals           500  ++Novartis AG (ADR)*                             21,705           27,938    0.2

                                              Total Common Stocks in Switzerland             44,384           59,029    0.4


United       Banking                 2,600    National Westminster Bank PLC                  27,449           30,514    0.2
Kingdom

             Beverages               3,900    Grand Metropolitan PLC                         26,591           30,692    0.2

             Chemicals               1,200    Imperial Chemical Industries PLC               15,490           15,777    0.1
                                       400    Imperial Chemical Industries PLC
                                              (ADR)*                                         22,878           20,800    0.2
                                                                                        -----------      -----------  ------
                                                                                             38,368           36,577    0.3

             Electrical Equipment    5,000    General Electric Co. PLC (Ordinary)            22,639           32,762    0.3

             Merchandising           2,800    Boots Company PLC                              26,311           28,861    0.2

             Pharmaceuticals         2,000    Glaxo Wellcome PLC                             27,207           32,437    0.2

             Steel                  10,000    British Steel PLC                              26,271           27,544    0.2

             Telecommunications      8,000    Vodafone Group PLC                             27,839           33,805    0.3

                                              Total Common Stocks in the
                                              United Kingdom                                222,675          253,192    1.9


United       Aerospace                 400    Allied Signal, Inc.                            29,436           26,800    0.2
States                               1,100  ++Gulfstream Aerospace Corp.                     27,119           26,675    0.2
                                       500    Northrop Grumman Corp.                         34,652           41,375    0.3
                                       600    United Technologies Corp.                      18,809           39,600    0.3
                                                                                        -----------      -----------  ------
                                                                                            110,016          134,450    1.0

             Automobile                600    General Motors Corp.                           31,232           33,450    0.2

             Automobile Parts        1,700  ++Lear Corporation                               57,537           58,013    0.4

             Banking                 1,600    Bank of New York Co., Inc.                     42,717           54,000    0.4
                                       200    BankAmerica Corp.                              20,429           19,950    0.1
                                       500    Citicorp                                       41,897           51,500    0.4
                                                                                        -----------      -----------  ------
                                                                                            105,043          125,450    0.9

             Broadcasting--          1,362  ++Viacom, Inc. (Class B)                         49,846           47,500    0.4
             Media

             Building Products         900    Oakwood Homes Corporation                      20,515           20,588    0.2
                                     1,600    Spieker Properties, Inc.                       43,279           57,600    0.4
                                                                                        -----------      -----------  ------
                                                                                             63,794           78,188    0.6


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                     Shares                                                                Value    Percent of
COUNTRY      Industries               Held                 Common Stocks                    Cost         (Note 1a)  Net Assets
United       Chemicals               1,000  ++FMC Corporation                           $    71,038      $    70,125    0.5%
States                                 900    PPG Industries, Inc.                           44,154           50,512    0.4
(concluded)                                                                             -----------      -----------  ------
                                                                                            115,192          120,637    0.9

             Computer Services         570  ++cisco Systems, Inc.                            26,449           36,266    0.3
             & Software              1,230    First Data Corp.                               47,688           44,895    0.3
                                       300    International Business Machines
                                              Corp.                                          31,106           45,300    0.4
                                     1,052  ++Oracle Corp.(b)                                37,454           43,789    0.3
                                                                                        -----------      -----------  ------
                                                                                            142,697          170,250    1.3

             Computers                 400  ++Compaq Computer Corp.                          29,673           29,700    0.2

             Electronics             1,300    Corning, Inc.                                  42,362           60,125    0.4
                                       400    General Electric Company                       32,801           39,550    0.3
                                       200    Linear Technology Corporation                   8,075            8,750    0.1
                                                                                        -----------      -----------  ------
                                                                                             83,238          108,425    0.8

             Engineering &           1,100    Foster Wheeler Corp.                           46,941           40,837    0.3
             Construction

             Fertilizers               500    IMC Global, Inc.                               19,377           19,562    0.1

             Financial Services      1,075    American Express Company                       49,310           60,737    0.4

             Foods                   1,300    H.J. Heinz Company                             41,766           46,475    0.3

             Insurance                 400    Aetna Inc. (a)                                 28,876           32,000    0.2
                                       900    Allstate Corp.                                 37,195           52,087    0.4
                                       700    UNUM Corporation                               44,604           50,575    0.4
                                                                                        -----------      -----------  ------
                                                                                            110,675          134,662    1.0

             Leisure/Tourism         1,800    Brunswick Corporation                          44,654           43,200    0.3
                                       480    TCI Pacific Communications
                                              (Convertible Preferred)                        44,276           43,560    0.3
                                                                                        -----------      -----------  ------
                                                                                             88,930           86,760    0.6

             Machine Tools           1,400  ++American Standard Companies, Inc.              45,663           53,550    0.4
             & Machinery             1,300    Deere & Co.                                    51,589           52,812    0.4
                                                                                        -----------      -----------  ------
                                                                                             97,252          106,362    0.8

             Manufacturing             700    Fisher Scientific International,
                                              Inc.                                           21,337           32,987    0.2

             Medical Services        1,700  ++Health Management Associates,
                                              Inc. (Class A)                                 38,381           38,250    0.3

             Natural Gas               400    El Paso Natural Gas Co.                        19,863           20,200    0.1
                                     1,200    Enron Corp.                                    47,249           51,750    0.4
                                                                                        -----------      -----------  ------
                                                                                             67,112           71,950    0.5

             Oil Service             1,600    Dresser Industries, Inc.                       36,951           49,600    0.4
                                       600    Schlumberger Ltd.                              41,477           59,925    0.4
                                                                                        -----------      -----------  ------
                                                                                             78,428          109,525    0.8

             Paper                     500    Kimberly-Clark Corp.                           38,794           47,625    0.4

             Petroleum                 700    Pennzoil Co.                                   29,082           39,550    0.3
                                     1,300    Unocal Corp.                                   43,754           52,812    0.4
                                                                                        -----------      -----------  ------
                                                                                             72,836           92,362    0.7

             Pharmaceuticals           700    Abbott Laboratories                            29,869           35,525    0.3
                                       700    Merck & Co., Inc.                              24,045           55,475    0.4
                                                                                        -----------      -----------  ------
                                                                                             53,914           91,000    0.7

             Railroads                 600    Burlington Northern Santa Fe Inc.              48,542           51,825    0.4

             Real Estate               950    Prentiss Properties Trust                      19,286           23,750    0.2
             Investment Trust

             Retail Stores             910    Rite Aid Corporation                           27,064           36,172    0.3
                                     1,060    Sears, Roebuck & Co.                           47,686           48,892    0.3
                                     1,800  ++Toys 'R' Us, Inc.                              56,192           54,000    0.4
                                                                                        -----------      -----------  ------
                                                                                            130,942          139,064    1.0

             Software--Computer      1,200  ++BMC Software, Inc.                             44,805           49,650    0.4

             Steel                   1,300    AK Steel Holding Corp.                         52,133           51,512    0.4

             Telecommunications      2,200  ++Airtouch Communications, Inc.                  62,972           55,550    0.4
                                       800    Bell Atlantic Corporation                      44,677           51,800    0.4
                                                                                        -----------      -----------  ------
                                                                                            107,649          107,350    0.8

             Tobacco                   300    Philip Morris Companies, Inc.                  27,058           33,787    0.2

             Travel & Lodging        1,650    Carnival Corp. (Class A)                       47,536           54,450    0.4

             Utilities               2,400    Edison International                           44,885           47,700    0.4

                                              Total Common Stocks in the
                                              United States                               2,136,157        2,444,245   18.0

                                              Total Investments in Common
                                              Stocks                                      3,375,742        3,813,809   28.0


                                    Face
                                   Amount         Fixed-Income Securities

Denmark                    Dkr   3,900,000    Denmark Government Bonds, 8% due
                                              3/15/2006                                     716,715          728,539    5.3

                                              Total Fixed-Income Securities in
                                              Denmark                                       716,715          728,539    5.3


Germany                    DM      550,000    Bundesrepublik Deutschland, 7.125%
                                              due 12/20/2002                                387,865          392,525    2.9

                                              Total Fixed-Income Securities in
                                              Germany                                       387,865          392,525    2.9


Italy                      Lit 490,000,000    Buoni Poliennali del Tesoro
                                              (Italian Government Bonds), 8.50%
                                              due 1/01/2004                                 347,145          345,703    2.5

                                              Total Fixed-Income Securities in
                                              Italy                                         347,145          345,703    2.5


Sweden                                        Government of Sweden:
                           Skr   1,000,000      10.25% due 5/05/2000                        171,007          169,285    1.3
                                 1,800,000      8% due 8/15/2007                            282,566          288,301    2.1

                                              Total Fixed-Income Securities in
                                              Sweden                                        453,573          457,586    3.4


United                                        United Kingdom Treasury Gilt:
Kingdom                    Pound    30,000      7% due 11/06/2001                            49,443           50,763    0.4
                           Sterling 55,000      7.50% due 12/07/2006                         91,834           93,976    0.7

                                              Total Fixed-Income Securities in
                                              the United Kingdom                            141,277          144,739    1.1


United                                        Federal National Mortgage
States                                        Association:
                           US$     379,171      6% due 11/01/2000                           375,379          370,283    2.7
                                   855,032      6% due 6/06/2001                            846,348          843,409    6.2
                                   535,511      6% due 11/01/2006                           529,152          527,311    3.9

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                                    Face                                                                    Value   Percent of
COUNTRY                            Amount              Fixed-Income Securities             Cost           (Note 1a) Net Assets
United States                                 US Treasury Notes:
(concluded)                US$     600,000      5% due 1/31/1998                        $   594,703      $   595,782    4.4%
                                 1,340,000      6.25% due 4/30/2001                       1,357,435        1,342,935    9.9
                                 1,000,000      7.25% due 5/15/2004                       1,057,578        1,052,190    7.7
                                 2,115,000      7% due 7/15/2006                          2,204,532        2,197,295   16.2

                                              Total Fixed-Income Securities in
                                              the United States                           6,965,127        6,929,205   51.0

                                              Total Investments in Fixed-Income
                                              Securities                                  9,011,702        8,998,297   66.2


                                                       Short-Term Securities


United       Commercial     US   $ 108,000    General Motors Acceptance Corp.,
States       Paper***                         7.50% due 1/02/1997                           108,000          108,000    0.8

             US Government       1,290,000    Federal National Mortgage
             & Agency                         Association, 5.40% due 1/17/1997            1,287,098        1,287,098    9.5
             Obligations***

                                              Total Investments in Short-Term
                                              Securities                                  1,395,098        1,395,098   10.3

             Total Investments                                                          $13,782,542       14,207,204  104.5
                                                                                        ===========
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                               (18,196)  (0.1)

             Liabilities in Excess of Other Assets                                                          (590,560)  (4.4)
                                                                                                         -----------  ------
             Net Assets                                                                                  $13,598,448  100.0%
                                                                                                         ===========  ======

           ++Non-income producing security.
         ++++Forward foreign exchange contracts sold as of December 31, 1996 were as follows:

                                                               Unrealized
                                                              Appreciation
                                            Expiration       (Depreciation)
             Foreign Currency Sold             Date             (Note 1c)

             Chf           40,000          January 1997         $    616
             DM           904,000          January 1997           (5,683)
             DM         1,021,781         February 1997            4,463
             Frf          425,000          January 1997             (502)
             Pound        210,000          January 1997          (16,654)
             Sterling
             YEN       29,500,000         February 1997             (436)

             Total Unrealized Depreciation on Forward Foreign
             Exchange Contracts (US$ Commitment--$1,962,708)    $(18,196)
                                                                ========

       ++++++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $4,000, representing 0.0% of net assets.

                                          Acquisition             Value
             Issue                            Date       Cost   (Note 1a)

             Hyundai Engineering &
             Construction Co., Ltd. (GDR)  3/19/1996   $9,121   $  4,375

             Total                                     $9,121   $  4,375
                                                       ======   ========

          (a)Formerly Aetna Life & Casualty Company.
          (b)Formerly Oracle Systems Corp.
            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are discount rates paid at the time of purchase by the Fund.

             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$13,782,542) (Note 1a)                           $14,207,204
                    Cash                                                                                           5,382
                    Foreign cash (Note 1d)                                                                        35,283
                    Receivables:
                      Interest                                                              $   190,858
                      Capital shares sold                                                        64,938
                      Forward foreign exchange contracts (Note 1c)                               18,279
                      Dividends                                                                   7,454          281,529
                                                                                            -----------
                    Deferred organization expenses (Note 1g).                                                     59,185
                    Prepaid registration fees and other assets (Note 1g)                                         146,240
                                                                                                             -----------
                    Total assets                                                                              14,734,823
                                                                                                             -----------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     18,196
                    Payables:
                      Securities purchased                                                      823,453
                      Distributions to shareholders (Note 1h)                                   159,017
                      Dividends to shareholders (Note 1h)                                        64,412
                      Capital shares redeemed                                                     9,265
                      Distributor (Note 2)                                                        5,950
                      Forward foreign exchange contracts (Note 1c)                                  443        1,062,540
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        55,639
                                                                                                             -----------
                    Total liabilities                                                                        $ 1,136,375
                                                                                                             -----------

Net Assets:         Net assets                                                                               $13,598,448
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    37,208
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             82,510
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              3,394
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,007
                    Paid-in capital in excess of par                                                          12,813,977
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                   252,105
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            403,247
                                                                                                             -----------
                    Net assets                                                                               $13,598,448
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $3,918,053 and 372,079 shares
                             outstanding                                                                     $     10.53
                                                                                                             ===========
                    Class B--Based on net assets of $8,690,463 and 825,099 shares
                             outstanding                                                                     $     10.53
                                                                                                             ===========
                    Class C--Based on net assets of $357,373 and 33,935 shares
                             outstanding                                                                     $     10.53
                                                                                                             ===========
                    Class D--Based on net assets of $632,559 and 60,067 shares
                             outstanding.                                                                    $     10.53
                                                                                                             ===========

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment          Interest and discount earned (net of $4,276 foreign witholding tax)                      $   624,129
Income              Dividends (net of $2,988 foreign witholding tax)                                              67,925
(Notes 1e & 1f):                                                                                             -----------
                    Total income                                                                                 692,054
                                                                                                             -----------

Expenses:           Investment advisory fees (Note 2)                                       $   103,776
                    Registration fees (Note 1g)                                                  84,991
                    Printing and shareholder reports                                             74,606
                    Account maintenance and distribution fees--Class B (Note 2)                  66,442
                    Professional fees                                                            58,846
                    Transfer agent fees--Class B (Note 2)                                        35,249
                    Accounting services (Note 2)                                                 35,078
                    Amortization of organization expenses (Note 1g)                              22,195
                    Custodian fees                                                               19,103
                    Transfer agent fees--Class A (Note 2)                                        14,439
                    Directors' fees and expenses                                                 12,360
                    Account maintenance and distribution fees--Class C (Note 2)                   3,097
                    Transfer agent fees--Class D (Note 2)                                         3,029
                    Pricing fees                                                                  2,810
                    Account maintenance fees--Class D (Note 2)                                    2,007
                    Transfer agent fees--Class C (Note 2)                                         1,556
                    Other                                                                        15,619
                                                                                            -----------
                    Total expenses before reimbursements                                        555,203
                    Reimbursement of expenses (Note 2)                                         (449,075)
                                                                                            -----------
                    Total expenses after reimbursement                                                           106,128
                                                                                                             -----------
                    Investment income--net                                                                       585,926
                                                                                                             -----------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                          703,561
(Loss) on             Foreign currency transactions--net                                         79,041          782,602
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (414,303)
(Notes 1c, 1d,        Foreign currency transactions--net                                        (59,670)        (473,973)
1f & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                        308,629
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $   894,555
                                                                                                             ===========

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     December 31,
                    Increase (Decrease) in Net Assets:                                          1996             1995
Operations:         Investment income--net                                                  $   585,926      $   556,494
                    Realized gain on investments and foreign currency transactions
                    --net                                                                       782,602           16,659
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (473,973)       1,087,284
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                        894,555        1,660,437
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (178,761)         (83,814)
Shareholders          Class B                                                                  (356,040)        (424,788)
(Note 1h):            Class C                                                                   (15,319)         (16,003)
                      Class D                                                                   (35,806)         (31,889)
                    In excess of investment income--net:
                      Class A                                                                   (19,148)              --
                      Class B                                                                   (38,138)              --
                      Class C                                                                    (1,641)              --
                      Class D                                                                    (3,835)              --
                    Realized gain on investments--net:
                      Class A                                                                   (99,948)          (4,541)
                      Class B                                                                  (217,791)         (10,847)
                      Class C                                                                    (8,964)            (494)
                      Class D                                                                   (19,583)            (899)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (32,862)
                      Class B                                                                        --          (78,505)
                      Class C                                                                        --           (3,574)
                      Class D                                                                        --           (6,508)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (994,974)        (694,724)
                                                                                            -----------      -----------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                         (598,413)       5,170,953
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                    (698,832)       6,136,666
                    Beginning of year                                                        14,297,280        8,160,614
                                                                                            -----------      -----------
                    End of year                                                             $13,598,448      $14,297,280
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                        Class A                       Class B

                    The following per share data and
                    ratios have been derived from                                For the                        For the
                    information provided in the financial                         Period                         Period
                    statements.                                 For the          Sept. 2,      For the          Sept. 2,
                                                               Year Ended       1994++ to     Year Ended       1994++ to
                    Increase (Decrease) in Net Asset           December 31,      Dec. 31,     December 31,      Dec. 31,
                    Value:                                   1996       1995       1994      1996     1995        1994
Per Share           Net asset value, beginning of period    $ 10.62    $  9.68    $ 10.00   $ 10.62   $  9.68    $ 10.00
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .50        .60        .18       .42       .51        .16
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .23       1.04       (.32)      .23      1.04       (.32)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .73       1.64       (.14)      .65      1.55       (.16)
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                   (.50)      (.60)      (.18)     (.42)     (.51)      (.16)
                      In excess of investment income
                      --net                                    (.05)        --         --      (.05)       --         --
                      Realized gain on investments--net        (.27)      (.01)        --      (.27)     (.01)        --
                      In excess of realized gain on
                      investments--net                           --       (.09)        --        --      (.09)        --
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions          (.82)      (.70)      (.18)     (.74)     (.61)      (.16)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.53    $ 10.62    $  9.68   $ 10.53   $ 10.62    $  9.68
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        7.11%     17.38%     (1.37%)+++ 6.31%    16.51%     (1.62%)+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement             .25%       .00%       .00%*    1.00%      .75%       .75%*
Average Net                                                 =======    =======    =======   =======   =======    =======
Assets:             Expenses                                  3.48%      5.12%      5.20%*    4.24%     5.94%      6.04%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    4.73%      5.78%      5.64%*    3.99%     5.06%      4.86%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 3,918    $ 3,872    $ 1,147   $ 8,690   $ 9,236    $ 6,797
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                      342.71%     46.75%       .83%   342.71%    46.75%       .83%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid++++        $ .0265         --         --   $ .0265        --         --
                                                            =======    =======    =======   =======   =======    =======

                                                                        Class C                       Class D

                    The following per share data and
                    ratios have been derived from                                For the                        For the
                    information provided in the financial                         Period                         Period
                    statements.                                 For the          Oct. 21,      For the          Oct. 21,
                                                               Year Ended       1994++ to     Year Ended       1994++ to
                    Increase (Decrease) in Net Asset           December 31,      Dec. 31,     December 31,      Dec. 31,
                    Value:                                   1996       1995       1994      1996      1995       1994
Per Share           Net asset value, beginning of period    $ 10.62    $  9.69    $  9.88   $ 10.62   $  9.69    $  9.88
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income--net                      .41        .52        .10       .46       .57        .11
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .23       1.03       (.19)      .24      1.03       (.19)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .64       1.55       (.09)      .70      1.60       (.08)
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                   (.42)      (.52)      (.10)     (.47)     (.57)      (.11)
                      In excess of investment income--net      (.04)        --         --      (.05)       --         --
                      Realized gain on investments--net        (.27)      (.01)        --      (.27)     (.01)        --
                      In excess of realized gain on
                      investments--net                           --       (.09)        --        --      (.09)        --
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions          (.73)      (.62)      (.10)     (.79)     (.67)      (.11)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $ 10.53    $ 10.62    $  9.69   $ 10.53   $ 10.62    $  9.69
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        6.25%     16.33%      (.94%)+++ 6.84%    16.97%      (.83%)+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement            1.04%       .80%       .80%*     .50%      .25%       .25%*
Average Net                                                 =======    =======    =======   =======   =======    =======
Assets:             Expenses                                  4.28%      6.02%      5.75%*    3.70%     5.44%      5.14%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    3.95%      4.99%      5.19%*    4.48%     5.53%      5.70%*
                                                            =======    =======    =======   =======   =======    =======
Supplemental        Net assets, end of period
Data:               (in thousands)                          $   357    $   418    $   154   $   633   $   771    $    63
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                      342.71%     46.75%       .83%   342.71%    46.75%       .83%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid++++        $ .0265         --         --   $ .0265        --         --
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $62,762 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidi-ary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

For the year ended December 31, 1996, MLAM earned fees of $103,776, all of which were waived. MLAM also reimbursed the Fund for additional expenses of $345,299.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD          MLPF&S

Class A                                  $  8          $  82
Class D                                  $ 11          $ 113


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $13,295 and $292 relating to transactions in Class B and Class C Shares, respectively

In addition, MLPF&S received $1,286 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $90 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $43,630,522 and $42,242,017, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                     Realized       Unrealized
                                       Gains          Gains
                                     (Losses)       (Losses)

Long-term investments                $703,917      $ 424,662
Short-term investments                   (356)            --
Forward foreign exchange contracts     73,936        (18,196)
Foreign currency transactions           5,105         (3,219)
                                     --------      ---------
Total                                $782,602      $ 403,247
                                     ========      =========

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $423,000, of which $569,312 related to appreciated securities and $146,312 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $13,784,204.

NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase(decrease) in net assets derived from capital share transactions were $(598,413) and $5,170,953 for the years ended
December 31, 1996 and December 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                           148,235     $1,558,183
Shares issued to shareholders in
reinvestment of dividends and
distributions                           6,575         68,638
                                   ----------     ----------
Total issued                          154,810      1,626,821
Shares redeemed                      (147,468)    (1,548,311)
                                   ----------     ----------
Net increase                            7,342     $   78,510
                                   ==========     ==========


Class A Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                           472,669     $4,997,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                           7,443         79,751
                                   ----------     ----------
Total issued                          480,112      5,077,123
Shares redeemed                      (233,839)    (2,476,825)
                                   ----------     ----------
Net increase                          246,273     $2,600,298
                                   ==========     ==========


Class B Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                           188,856     $1,980,405
Shares issued to shareholders in
reinvestment of dividends and
distributions                          32,429        340,779
                                   ----------     ----------
Total issued                          221,285      2,321,184
Shares redeemed                      (262,466)    (2,771,235)
Automatic conversion of shares         (3,441)       (35,577)
                                   ----------     ----------
Net decrease                          (44,622)    $ (485,628)
                                   ==========     ==========

Class B Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                           395,975     $4,018,024
Shares issued to shareholders in
reinvestment of dividends and
distributions                          29,811        307,641
                                   ----------     ----------
Total issued                          425,786      4,325,665
Shares redeemed                      (257,918)    (2,648,106)
                                   ----------     ----------
Net increase                          167,868     $1,677,559
                                   ==========     ==========


Class C Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                             7,915     $   84,054
Shares issued to shareholders in
reinvestment of dividends and
distributions                           1,406         14,763
                                   ----------     ----------
Total issued                            9,321         98,817
Shares redeemed                       (14,748)      (155,613)
                                   ----------     ----------
Net decrease                           (5,427)    $  (56,796)
                                   ==========     ==========


Class C Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                            44,492     $  445,570
Shares issued to shareholders in
reinvestment of dividends and
distributions                           1,385         13,383
                                   ----------     ----------
Total issued                           45,877        458,953
Shares redeemed                       (22,425)      (224,003)
                                   ----------     ----------
Net increase                           23,452     $  234,950
                                   ==========     ==========

Class D Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                            19,806     $  207,380
Automatic conversion of shares          3,441         35,577
Shares issued to shareholders in
reinvestment of dividends and
distributions                           5,725         60,261
                                   ----------     ----------
Total issued                           28,972        303,218
Shares redeemed                       (41,498)      (437,717)
                                   ----------     ----------
Net decrease                          (12,526)    $ (134,499)
                                   ==========     ==========


Class D Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                            73,881     $  726,037
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,407         35,301
                                   ----------     ----------
Total issued                           76,288        761,338
Shares redeemed                       (10,134)      (103,192)
                                   ----------     ----------
Net increase                           66,154     $  658,146
                                   ==========     ==========

5. Commitments:
At December 31, 1996, the Fund entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with a value of approximately $826,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Asset Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period September 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 1997
</AUDIT-REPORT>



COMMON STOCK PORTFOLIO CHANGES (unaudited)


For the Quarter Ended December 31, 1996

 Additions

*Allegiance Corp.
 Allied Signal Inc.
 BankAmerica Corp.
 Bridgestone Corporation
 Brunswick Corporation
 Color Line ASA
 Compaq Computer Corp.
 Edison International
 El Paso Natural Gas Co.
 FMC Corporation
 Grupo Financiero Inbursa,
   S.A. de C.V. (ADR)
 Gulfstream Aerospace Corp.
 IMC Global, Inc.
 Imperial Chemical Industries PLC
 Linear Technology Corporation
 Oakwood Homes Corporation
 Prentiss Properties Trust
 Puma AG
 Rite Aid Corporation
 Scor S.A.
*Sabre Group Holdings Inc.
 Toys 'R' Us, Inc.


 Deletions

*Allegiance Corp.
 Baxter International, Inc.
 Boeing Co.
 The Coca-Cola Co.
 Conrail, Inc.
 Delta Air Lines, Inc.
 Electronic Data Systems Corp.
 Invercorporacion S.A. (ADR)
 The Limited, Inc.
 Microsoft Corp.
 Northern Telecommunications Ltd.
 Procter & Gamble Co.
*Sabre Group Holdings Inc.
 Sun Mircosystems, Inc.
 Thrifty PayLess Holdings, Inc. (Class B)

[FN]
*Added and deleted in the same quarter.